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                                                                   EXHIBIT 10.18

                            STOCK PURCHASE AGREEMENT


        THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of September 17, 1998, by and between LOGIC DEVICES INCORPORATED, a California Company (the "COMPANY"), and WILLIAM VOLZ, a California resident, and BRT PARTNERSHIP, an Illinois general partnership (collectively, the "PURCHASERS").

                                    RECITALS:

        A. The Company's primary lending institution, Sanwa Bank California, has demanded that the Company obtain an infusion of additional capital of not less than $750,000 by no later than September 30, 1998.

        B. The Company desires to obtain such infusion of additional capital through the sale of shares of common stock, no par value per share ("COMMON STOCK"), of the Company on the terms and conditions hereinafter set forth.

        C. The Purchasers desire to purchase shares of Common Stock each in an aggregate amount of $375,000 on the terms and conditions hereinafter set forth.



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                                  AGREEMENTS:

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                                PURCHASE AND SALE

        1.1 AGREEMENT TO PURCHASE AND SELL SHARES. Subject to the terms and conditions of this Agreement, at the Closing (as herein defined), the Company shall sell and issue to each of the Purchasers 255,319 shares of Common Stock (the shares of Common Stock purchased by both Purchasers, the "PURCHASED SHARES") for an aggregate purchase price of $375,000 each and a per share purchase price of approximately $1.46875 (such amount being equal to the Nasdaq National Market closing transaction price of the Common Stock on the date hereof).

        1.2 MANNER OF DELIVERY OF SHARES AND PAYMENT THEREFOR. At the Closing, the Company shall deliver to each Purchaser a certificate representing 255,319 shares of Common Stock registered in the name of such Purchaser. The $375,000 purchase price paid by each Purchaser shall be paid by check, wire transfer of immediately available funds, or other method acceptable to the Company.



        1.3 CLOSING. The closing (the "CLOSING") of the sale and purchase of the shares of Common Stock pursuant to this Agreement shall take place at the offices of the Company on September 30, 1998 (the "CLOSING DATE") or at such earlier date or other place as are mutually agreeable to the Company and the Purchaser. Notwithstanding the preceding sentence, the Closing shall not occur unless the conditions set forth in Article IV have been satisfied or waived.


                                   ARTICLE II
                        ACKNOWLEDGMENTS OF THE PURCHASERS

        Each Purchaser acknowledges the following:

        2.1 NO REGISTRATION. THE SHARES OF COMMON STOCK OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND STATE SECURITIES LAWS. THE SHARES OF COMMON STOCK OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. THE SHARES OF COMMON STOCK OFFERED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE



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WITH APPLICABLE SECURITIES LAWS AND OTHER LAWS GOVERNING THE OFFER AND SALE OF
SUCH SHARES.

        2.2 RESTRICTIONS, INFORMATION. Purchaser agrees that he or it, as the case may be, will not sell or otherwise transfer the Purchaser's Purchased Shares unless they are registered or exempt from registration under the Securities Act. It is understood that all documents, records and books pertaining to this investment have been made available for inspection by the Purchaser.

        2.3 ECONOMIC RISK. Because the Purchased Shares being purchased by Purchaser hereby have not been registered under the Securities Act, or certain applicable state securities laws, the economic risk of the investment must be borne by the Purchaser and the Purchased Shares cannot be sold unless subsequently registered under the Securities Act and such state securities laws, or unless an exemption from such registration is available. In the case of any transfer of any Purchased Shares other than pursuant to a registration statement, the Purchasers agree to furnish an opinion of counsel customary for opinions of such kind to the Company to the effect that a proposed transfer complies with applicable federal and state laws.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

        3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser as follows:

        (a) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action. The Company has the full right, power and authority to execute, deliver and consummate this Agreement and the transactions provided for herein, without the consent or approval of, notice to or registration with any person, association, entity or governmental authority other than the Nasdaq Stock Market, Inc., and, assuming the due and valid execution of this Agreement by the Purchasers, this Agreement represents the valid and binding obligation of the Company, enforceable against the Company and effective in accordance with its terms.

        (b) The execution, delivery, performance and consummation of this Agreement and the transactions provided for herein do not and will not violate:
(i) any contract, agreement or other commitment to which the Company is a party, or by which the Company is bound; (ii) the Company's Articles of Incorporation or bylaws; or (iii) any order, writ, injunction, decree, statute, ordinance, rule or regulation applicable to the Company.

        (c) The issuance of the Purchased Shares being purchased by Purchaser pursuant to this Agreement has been duly authorized by all necessary corporate action. The Purchased Shares, when issued and delivered to Purchaser, shall be validly issued, fully paid and nonassessable and shall be free and clear of all options, proxies, voting trusts, voting agreements, judgments, pledges, charges, escrows, rights of first refusal or first offer, mortgages, indentures, claims, transfer restrictions, liens, equities, security interests and other encumbrances of every kind and nature whatsoever, whether arising by agreement, operation of law or otherwise.



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        (d) The Company is a Company duly existing under the laws of the State of California, and has the full power and authority to own its property and conduct its business as presently conducted by it and is in good standing and duly qualified in each jurisdiction where, because of the nature of its respective activities or properties, such qualification is required.

        3.2 REPRESENTATIONS AND WARRANTIES OF PURCHASERS. Each Purchaser, individually and not jointly or severally, hereby represents and warrants to the Company as follows:

        (a) The Purchasers have the full right, power and authority to execute, deliver and consummate this Agreement and the transactions provided for herein, without the consent or approval of, notice to or registration with any person, association, entity or governmental authority other than the Nasdaq Stock Market, Inc., and, assuming the due and valid execution of this Agreement by the Company and the other Purchaser, this Agreement represents the valid and binding obligation of the Purchaser, enforceable against the Purchaser and effective in accordance with its terms.

        (b) The execution, delivery, performance and consummation of this Agreement and the transactions provided for herein do not and will not violate:
(i) any contract, agreement or other commitment to which the Purchaser is a party, or by which the Purchaser is bound, (ii) any order, writ, injunction, decree, statute, ordinance, rule or regulation applicable to the Purchaser, or
(iii) in the case of BRT Partnership, the Purchaser's partnership agreement.

        (c) In the case of the BRT Partnership, Purchaser is a general partnership duly existing under the laws of the State of Illinois and has the full power and authority to own its property and conduct its business as presently conducted by it.

        (d) The Purchaser has the financial ability to bear the economic risk of the Purchaser's investment in the Purchased Shares and has no need for liquidity in this investment in the Purchased Shares.

        (e) The Purchaser is an accredited investor as that term is defined in Rule 501 promulgated under the Securities Act.

        (f) The Purchaser has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Purchased Shares.

        (g) The Purchaser has evaluated and understands the risks and terms of investing in the Purchased Shares.

        (h) The Purchaser is acquiring the Purchased Shares for his or its account, as the case may be, for investment purposes only.



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                                   ARTICLE IV
                              CONDITIONS TO CLOSING

        The obligations of the Company and of each Purchaser under this Agreement are subject to the fulfillment or waiver by the Company (in the case of the conditions of the Company) or by such Purchaser (in the case of the conditions of such Purchaser) of all of the following conditions prior to the Closing Date:

        4.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each representation or warranty of the Company (in the case of each Purchaser) or of each Purchaser (in the case of the Company) contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

        4.2 EXECUTION OF REGISTRATION RIGHTS AGREEMENT. A registration rights agreement, with terms mutually satisfactory to the Company and each Purchaser, dated as of the Closing Date, shall have been executed and delivered by the Company and each of the Purchasers.

        4.3 RECEIPT OF NASDAQ INTERPRETATION. The Company shall have received an interpretation in writing from the Nasdaq Stock Market, Inc. that Rule 4460(i) promulgated by such entity shall not require the Company to obtain the approval of its stockholders (whether before or after the Closing Date) of the transactions contemplated by this Agreement.


                                    ARTICLE V
                              POST-CLOSING COVENANT


        The Company shall apply for and take all other actions necessary to cause the listing of the Purchased Shares for quotation and trading on the National Market System of the Nasdaq Stock Market, Inc. promptly following the Closing unless such Purchased Shares have been so listed on or prior to the Closing Date.


                                   ARTICLE VI
                            STOCK CERTIFICATE LEGEND

        In addition to any other legends required by agreement or required by law, each stock certificate issued pursuant to this Agreement shall bear the following legends in substantially the following form:

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE LAW, AND SUCH SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS: (A) THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE LAW; OR (B) SUCH SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL



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        CUSTOMARY FOR OPINIONS OF SUCH KIND TO THE EFFECT THAT SUCH SALE OR
        TRANSFER IS SO EXEMPT.

                                   ARTICLE VII
                                  MISCELLANEOUS

        7.1 PRINCIPALS OF CONSTRUCTION. In this Agreement, unless otherwise stated or the context otherwise requires, the following usages apply: (a) headings are inserted for convenience of reference only and are not a part of, nor shall they affect any construction or interpretation of this Agreement; (b) all references to articles, sections, schedules and exhibits are to articles, sections, schedules and exhibits in or to this Agreement unless otherwise specified; (c) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or successor, as in effect at the relevant time; (d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality; (e) "including" means "including, but not limited to"; and (f) unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular and all words in any gender shall extend to and include all genders.

7.2 NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by confirmed facsimile, sent by reputable overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed, in the case of either Purchaser, to the address for such Purchaser set forth in the books and records of the Company and, in the case of the Company, to the attention of Ms. Mary C. deRegt at the address of the executive offices of the Company set forth in the most recent filing of the Company under the Securities Exchange Act of 1934, as amended. Any such communication shall be deemed to have been given when delivered if delivered personally or by confirmed facsimile, on the first business day after dispatch if sent by reputable overnight courier and on the third business day after posting if sent by certified mail.

7.3 MODIFICATION. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

7.4 ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

7.5 SEVERABILITY. Each provision of this Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

7.6 ASSIGNABILITY. This Agreement is not transferable or assignable by any of the parties hereto.



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7.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

7.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        COMPANY:

                                        LOGIC DEVICES INCORPORATED,
                                        a California Company



                                        By:  /s/ Mary C. deRegt
                                             -----------------------------------
                                             Name:  Mary C. deRegt
                                             Title: Chief Financial Officer


                                        PURCHASERS:



                                             /s/ William J. Volz
                                             -----------------------------------
                                             William J. Volz



                                        BRT PARTNERSHIP, an Illinois general
                                        partnership



                                        By:  /s/ Solomon A. Weisgal
                                             -----------------------------------
                                             Name:  Solomon A. Weisgal
                                             Title: Trustee



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